Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated February 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012168X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 24th day of February, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 421310
9. Seal/Stamp:

10. Signature

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,) ______________________
) Authorised Signatory

in the presence of:)
Signature of Witness:) ______________________
Name of Witness:) Elvira Vial
Address of Witness:) ______________________
) Avda. Pdte Riesco 5711,
Occupation of Witness:) 20th floor, Las Condes, Santiago Chile

BANK OF UTAH,
not in its individual capacity, but solely as owner trustee
for Aircraft 32A-012168X (Utah) Trust) ______________________
) Authorised Signatory

in the presence of:)
Signature of Witness:) ______________________
Name of Witness:) ______________________
Address of Witness:) ______________________
) ______________________
Occupation of Witness:) ______________________

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	____________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	____________________
Address of Witness:	)	____________________
	)	____________________
Occupation of Witness:	)	____________________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012168X (Utah) Trust)		____________________
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated February 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012169X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 24th day of February, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 421312
9. Seal/Stamp:

10. Signature

Deidre M. Henderson

Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	[signature] Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	Elvira Vial
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	Avda RHC Riesco 5711, 20th Floor, Las Condes, Santiago, Chile
Occupation of Witness:	)	

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012169X (Utah) Trust)	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	____________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	____________________
Address of Witness:	)	____________________
	)	____________________
Occupation of Witness:	)	____________________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012169X (Utah) Trust)		[signature]
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated February 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012169X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 24th day of February, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 421312
9. Seal/Stamp:
10. Signature

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	[signature]
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	Elvira Vial
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	
	)	Avda Pdte Riesco 5711, 20th Floor,
Occupation of Witness:	)	Las Condes, Santiago, Chile

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012169X (Utah) Trust)		
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	____________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	____________________
Address of Witness:	)	____________________
	)	____________________
Occupation of Witness:	)	____________________

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012169X (Utah) Trust)		____________________
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated February 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012171X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America

2. This public document has been signed by CHRISTINA CRAVEN

3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH

4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.

6. the 24th day of February, 2022

7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.

8. Number: 421316

9. Seal/Stamp:

10. Signature

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	SJJ w/p Authorised Signatory
	)	
in the presence of:	)	
Signature of Witness:	)	Elvira Vial
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	Avda Pdte Riesco 5711, 20th Floor, Las Condes, Santiago, Chile
	)	
Occupation of Witness:	)	
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012171X (Utah) Trust)		
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	__________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	__________________
Name of Witness:	)	__________________
Address of Witness:	)	__________________
	)	__________________
Occupation of Witness:	)	__________________

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012171X (Utah) Trust)		
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated __February__ 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012172X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 24th day of February, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 421318
9. Seal/Stamp:
10. Signature

THE GREAT SEAL OF THE STATE OF UTAH 1896

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	[signature]
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	
	)	Avda Pdte Riesco 5711, 20th Floor,
Occupation of Witness:	)	Las Condes, Santiago, Chile

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012172X,(Utah) Trust)		
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	______________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________
Name of Witness:	)	______________
Address of Witness:	)	______________
	)	______________
Occupation of Witness:	)	______________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012172X (Utah) Trust)		[signature]
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated February 25, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012173X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 24th day of February, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 421319
9. Seal/Stamp:

THE GREAT SEAL OF THE STATE OF UTAH
INDUSTRY
1847
1896

10. Signature

Deidre M. Henderson

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	Authorised Signatory
	)	
in the presence of:	)	
Signature of Witness:	)	Elvira Vial
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	
	)	Avda Pdte Riesco 5711, 20th floor, Las Condes, Santiago, Chile
Occupation of Witness:	)	

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012173X (Utah) Trust)		
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	____________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	____________
Name of Witness:	)	____________
Address of Witness:	)	____________
	)	____________
Occupation of Witness:	)	____________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012173X (Utah) Trust)		[signature]
	)	Authorised Signatory
	)	Jon Croasmun,
	)	Senior Vice President
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 24th day of February, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

THE GREAT SEAL OF THE STATE OF UTAH

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated March 31, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012249X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	[signature] Authorised Signatory
	)	
in the presence of:	)	
Signature of Witness:	)	Elvira Vial
Name of Witness:	)	Elvira Vial
Address of Witness:	)	Avda Presidente Riesco 5711,
	)	piso 20, Las Condes, Santiago, Chile
Occupation of Witness:	)	In-house Legal Counsel

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012249X (Utah) Trust)		
	)	____________________ Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	____________________
Name of Witness:	)	____________________
Address of Witness:	)	____________________
	)	____________________
Occupation of Witness:	)	____________________

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	______________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________________
Name of Witness:	)	______________________
Address of Witness:	)	______________________
	)	______________________
Occupation of Witness:	)	______________________

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012249X (Utah) Trust)		[signature]
	)	Jon Croasmun, SVP
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America

2. This public document has been signed by CRISTINA CRAVEN

3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH

4. Bears the seal/stamp of CRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.

6. the 25th day of March, 2022

7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.

8. Number: 423673

9. Seal/Stamp:

10. Signature

Deidre M. Henderson

Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 25th day of March, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated __March 31, 2022,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 32A-012250X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Airbus A321-271NX
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	PW1100G

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	[signature]
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	ELVIRA VIAL
Address of Witness:	)	Avda Presidente Riesco 5711,
	)	piso 20, Las Condes, Santiago, Chile
Occupation of Witness:	)	In-house legal counsel

BANK OF UTAH,
not in its individual capacity, but solely as owner trustee
for Aircraft 32A-012250X (Utah) Trust)

	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	
Name of Witness:	)	
Address of Witness:	)	
	)	
Occupation of Witness:	)	

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	________________
Name of Witness:	)	________________
Address of Witness:	)	________________
	)	________________
Occupation of Witness:	)	________________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 32A-012250X (Utah) Trust)		[signature]
	)	Jon Croasmun, SVP
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Mattie Robinson
Address of Witness:	)	50 S. 200 E. Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 25th day of March, 2022
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 423667
9. Seal/Stamp:

THE GREAT SEAL OF THE STATE OF UTAH 1896

INDUSTRY 1847

10. Signature

Deidre M. Henderson

Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 25th day of March, 2022 before me **Christina Craven** a notary public, personally appeared **Jon Croasmun** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124